EXHIBIT 10.26


                               PURCHASE AGREEMENT


     This Purchase Agreement (this "Agreement") is made by and between DRAGON PHARMACEUTICAL, INC., a Florida corporation ("Dragon") and AS BIOTECH AG in foundation, a Swiss company ("AS Biotech"), effective as of January 6, 2006 (the "Effective Date"). Dragon and AS Biotech are collectively referred to herein as the "Parties."

                                   WITNESSETH:

     WHEREAS, Dragon, AS Biotech and Polymun Scientific Immunbiologische Forschung GmbH, a corporation duly incorporated under the laws of the Republic of Austria ("Polymun") have entered into a certain Assignment and Assumption Agreement dated as of even date herewith, attached hereto as Exhibit A,(the "Assignment Agreement") to provide for, among other things, the assignment of the Development and Manufacturing Agreement by and between Dragon and Polymun dated as of October 31, 2003 (the "Development Agreement") from Dragon to AS Biotech; and

     WHEREAS, Dragon desires to sell, convey, assign, transfer and deliver to AS Biotech, and AS Biotech desires to purchase and acquire from Dragon, all of the right, title and interest to the Development Agreement.

     NOW, THEREFORE, the Parties agree as follows:

     1. Sale of Development Agreement. Dragon hereby, sells, conveys, assigns, transfers and delivers to AS Biotech, and AS Biotech hereby purchases and acquires from Dragon the all right, title and interest in the Development Agreement.

     2.   Consideration.  In  consideration  thereof,  AS  Biotech  shall pay to
Dragon   Canada  an  amount   equal  to  One   Million  and  00/100  US  Dollars
($1,000,000.00) in two installments:

          a. Five Hundred Thousand and 00/100 US Dollars ($500,000.00) to be paid on December 31, 2005 (the "First Payment") and

          b. Five Hundred Thousand and 00/100 US Dollars ($500,000.00) to be paid on or before January 31, 2006 (the "Second Payment").

     3. Conditions Precedent to the Effectiveness of this Agreement. The following conditions must be satisfied on or before the Effective Date:

          a. Polymun shall have consented to the assignment of the Development Agreement by Dragon to AS Biotech and accepted AS Biotech as the successor in interest and permitted assign of Dragon under the Development Agreement as though AS Biotech was the original party thereunder;

          b. the Assignment Agreement shall have been executed by all of the parties thereto;

          c.   AS Biotech shall have made the First Payment to Dragon Canada;

          d. that certain Employment Agreement by and between Dragon and James Harris shall be terminated as of December 31, 2005, , and a full mutual release and discharge of and toward each other for any claims, obligations and liabilities from the past or in the future.

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          d.   that certain  Employment  Agreement by and between Dragon and Dr.
               Rene Fricker shall be terminated as of December 31, 2005 and a full mutual release and discharge of and toward each other for any claims, obligations and liabilities from the past or in the future.

     4. Dragon will pay all due salaries and expenses to Dr. Alexander Wick, Dr. Rene Fricker and James Harris until December 31, 2005, on the condition that all company assets have been properly returned and the balance of the corporate credit cards been closed.

     5. AS Biotech hereby releases, acquits, and discharges Dragon and its and their officers, directors, agents, representatives, employees, attorneys, insurers, and affiliated corporations, of and from any and all actual or potential liabilities, demands, causes of action, costs, expenses, attorney fees, damages, indemnities and obligations of every kind and nature, at law, in equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed, including without limitation any and all actual and potential liabilities arising out of or in any way related to the Development Agreement and the Assignment Agreement.

     Dragon will hereby release, acquit, and discharge AS Biotech and its and their officers, directors, agents, representatives, employees and attorneys, of and from any and all actual or potential liabilities, demands, causes of action, cost, expenses, attorney fees, damages, indemnities and obligations of every kind and nature at law, or otherwise known and unknown, suspected and unsuspected, disclosed and undisclosed, including without limitation any and all actual and potential liabilities arising out of or in any way related to the Development Agreement and the Assignment Agreement.

     6. The Parties acknowledge, agree, and represent that it: (a) has had the opportunity to be represented in connection with the negotiation and preparation of this Agreement by counsel of that Party's choosing; (b) has read the Agreement and has had it fully explained by his or its counsel, if applicable;
(c) it is fully aware of the contents and legal effect of this Agreement; (d) has authority to enter into and sign the Agreement; and (e) enters into and signs the same by its own free will.

     7. This Agreement shall bind the personal representatives, successors and assignees of each of the Parties and shall inure to the benefit of each of the Parties, his or her agents, directors, officers, employees, attorneys, successors, and assignees.

     8. The Parties acknowledge that Dragon and AS Biotech have participated in the drafting and negotiation of this Agreement. For purposes of interpreting this Agreement, each provision, paragraph, sentence and word herein shall be deemed to have been jointly drafted by the Parties. The Parties intend for this Agreement to be construed and interpreted neutrally in accordance with the plain meaning of the language contained herein, and not presumptively construed against any actual or purported drafter of any specific language contained herein.

     9. This Agreement contains the entire legal agreements between the Parties hereto and constitutes the complete, final and exclusive embodiment of their Agreement with respect to the subject matters covered in this Agreement. No claimed additions to or modifications or amendments of this Agreement, nor any claimed waiver of its terms or conditions, shall be effective unless in writing and signed by the duly authorized representative of the Party against whom the same may be asserted.

     10. Each Party shall bear its costs, expenses, and attorney fees, whether taxable or otherwise incurred in, or arising out of, or in any way related to the matters released, including without limitation, costs, expenses, attorney fees and taxes incurred in, or arising out of, or related to the subject matter of this Agreement.

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     11.  No  amendment,  modification,  supplement  or  waiver  of  or  to  any provision of this Agreement, nor consent of any departure therefrom, shall be effective unless the same shall be in writing signed by all parties.

     12. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

     13. The transfer of this Agreement to a third party as well as the assignment of particular claims and/or rights under this Agreement by a party to a third party shall require the prior consent of the other parties in writing.

     14. Should any provision of this Agreement be prohibited or ineffective or otherwise unenforceable in whole or in part for whatever reason, such provision shall cease to have effect without prejudicing the validity of this Agreement. The parties agree to negotiate in good faith to replace such provision by another provision so that, to the extent possible, the economic bargain of this Agreement will be preserved.

     15. This Agreement shall be governed by, and construed and interpreted in accordance with, the substantive laws of Switzerland.

     16. All disputes between the parties in connection with the construction, execution or interpretation of this Agreement shall exclusively be decided by the Commercial Court of the Canton of Zurich, Switzerland, subject to the right of appeal to the Swiss Federal Court of Justice in Lausanne.


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     IN WITNESS  WHEREOF,  Dragon and AS Biotech have each caused this Agreement to be executed on the date first above written.

                                  DRAGON PHARMACEUTICAL, INC.,
                                  a Florida corporation


                                  By: Yanlin Han

                                  Title:       Chairman of the Board and CEO


                                  Signature: /s/ Yanlin Han
                                             -----------------------------------


                                  AS BIOTECH in foundation,
                                  a Swiss company


                                  By: Alexander Wick

                                  Title:       Chairman of the Board


                                  Signature: Alexander Wick
                                             -----------------------------------
                                  Jan. 6, 2006






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